Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments And Contingencies Disclosure [Text Block]

13.	Commitments and Contingencies:

Various claims, lawsuits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. A minimum of up to $1,000,000 of liabilities associated with the individual vessels actions, mainly for sea pollution, are covered by the Protection and Indemnity (P&I) Club insurance.

Rental expense for the years ended December 31, 2013, 2012 and 2011 was $499, $514 and $1,164, respectively (Note 3(g)). Fixed future minimum rent commitments as of December 31, 2013, based on a Euro/U.S. dollar exchange rate of €1.00:$1.3743 and on a U.S. dollar/Hong Kong dollar exchange rate of $1.00:HK$7.7540, were as follows:

Rental commitments
2014	443
2015	69
Total	512